Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2026
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 14 – COMMITMENTS AND CONTINGENT LIABILITIES

The Company is required to pay royalties to the State of Israel (represented by the Israel Innovation Authority, Ministry of Industry, Trade and Labor (the “IIA”)), computed on the basis of proceeds from the sale or license of products for development supported by IIA grants. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the U.S. dollar) received by the Company plus annual interest.

The aggregate contingent obligation payable by the Company to the IIA as of June 30, 2026 was approximately $10.2 million, which represented the gross amount of grants received by the Company from the IIA, including accrued interest. As of June 30, 2026, the Company had not paid any royalties to the IIA.